UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04985

Templeton Emerging Markets Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices)    (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 8/31

Date of reporting period: 2/28/18

Item 1. Reports to Stockholders.

[Insert Semiannual Report]

Semiannual Report February 28, 2018

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Visit franklintempleton.com/investor/ products/products/closed-end-funds for fund updates, to access your account, or to find helpful financial planning tools.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

Semiannual Report

Templeton Emerging Markets Fund

Dear Shareholder:

This semiannual report for Templeton Emerging Markets Fund covers the period ended February 28, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets in emerging country equity securities.

Performance Overview

The Fund delivered cumulative total returns of +9.99% based on market price and +9.12% based on net asset value for the six months under review. You can find the Fund’s long-term performance data in the Performance Summary on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

Emerging market economies in general continued to grow faster than developed market economies during the six months under review. China’s economy grew faster than expected in 2017’s fourth quarter over the prior-year period, aided by a resilient property market and solid growth in exports and industrial production, with full-year 2017 growth exceeding the government’s target. India’s economy grew faster in 2017’s fourth quarter compared to the prior-year period, driven by investment and public spending growth. Russia’s economy grew slower in 2017’s fourth quarter compared to the prior-year period, largely due to lower manufacturing, mining and agriculture production. Brazil’s economy grew in 2017’s fourth quarter compared to the prior-year period, supported by growth in household spending, fixed-asset investment and exports. South Africa’s economy expanded in 2017’s fourth quarter at the fastest annualized rate in nearly three years, amid robust growth in services and a recovery in manufacturing and utilities. South Korea’s economy grew in 2017’s fourth quarter compared to the prior-year period; however, it contracted compared to the third quarter due to declines in manufacturing and construction.

Geographic Composition

Based on Total Net Assets as of 2/28/18

Monetary policies varied among emerging market central banks. South Korea’s and Mexico’s central banks raised their benchmark interest rates during the six-month period. Russia’s central bank reduced its key rate several times due to low inflation expectations. Brazil’s central bank cut its benchmark interest rate several times during the period to support economic growth. China’s, India’s and South Africa’s central banks left their benchmark interest rates unchanged during the period.

Emerging market stocks rose during the six months under review, as improving corporate earnings growth and encouraging economic data from China and other emerging market countries helped offset investor concerns about China’s ability to continue its economic growth while making structural adjustments, the uncertainties surrounding the US administration’s policies, the direction of the US Federal Reserve’s monetary policy under a new chairman, and geopolitical tensions in the Korean peninsula and other regions. Further supporting emerging market stocks were generally higher commodity prices, emerging market currencies’ overall strength against the US dollar and investment inflows. In this environment, emerging market stocks, as measured by the

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 10.

2	Semiannual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

MSCI Emerging Markets Index, generated a +10.70% total return for the six months ended February 28, 2018.1

Investment Strategy

Our investment strategy employs a fundamental, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look for investments, we focus on specific companies and undertake in-depth research to construct an action list from which we make our buy decisions. Before we make a purchase, we look at the company’s potential for earnings and growth over a five-year horizon. During our analysis, we also consider the company’s position in its sector, the economic framework and political environment.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance included investments in Naspers, Tencent Holdings and LUKOIL.

Naspers is an internet and media group based in South Africa. It has sizable investments in some of the world’s leading technology companies, including China-based Tencent Holdings and Russia-based Mail.Ru Group (also Fund holdings). Shares of Naspers rose during the period, driven largely by strong earnings growth in the first half of its fiscal-year 2018 (ended 3/31) and positive sentiment in Tencent, one of the world’s largest and most widely used internet service portals. Investors also viewed positively Nasper’s addition of a new investment in the online food delivery segment.

Tencent provides value-added internet, mobile and telecommunication services and online advertising under the strategic goal of providing users with “one-stop online lifestyle services.” The company announced better-than-expected financial results for 2017’s third quarter, with earnings growth driven by higher revenues from online games and advertising. Further supporting investor sentiment in the stock was Tencent’s announcements of collaborations and investments, including those with JD.com and Vipshop Holdings, Spotify, Snapchat, India-based music streaming service provider Gaana and Chinese content delivery network and data center provider Wangsu.2

Top 10 Countries
2/28/18
% of Total Net Assets
China	22.6%
South Korea	15.5%
Taiwan	10.3%
Russia	9.9%
South Africa	8.0%
Brazil	6.8%
India	5.1%
Thailand	3.7%
Indonesia	3.4%
Peru	3.2%

LUKOIL, one of Russia’s largest vertically integrated oil companies, is engaged in the exploration, development, production and refining of crude oil as well as the marketing and distribution of crude oil products. The company is also one of the world’s largest private oil and gas companies in terms of reserves. Signaling the company’s commitment to corporate governance and minority shareholders, LUKOIL announced plans to cancel 100 million of its treasury shares and spend US$2–3 billion on share buyback over the next five years. A rebound in oil prices and attractive valuations further boosted its share price performance.

In contrast, key detractors from the Fund’s absolute performance included positions in Hon Hai Precision Industry, Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander and Largan Precision.

Hon Hai Precision is among the world’s largest electronics manufacturing service companies in terms of design, manufacturing, global logistics and after-market services. It has developed a unique business model, which has helped build economic scale along the supply chain, strengthening its dominant position in its products and creating higher barriers to entry for competitors. Its major customers include Apple, HP, Dell, Nokia, Cisco Systems and Sony.2 Hon Hai Precision’s stock price fell as the company posted lower third-quarter 2017 earnings and weaker operating and gross profit margins. Disappointing sales of Apple’s iPhone 8 and X further weighed on investor sentiment.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Not Fund holdings.

franklintempleton.com	Semiannual Report	3

TEMPLETON EMERGING MARKETS FUND

Banco Santander Mexico, one of its home market’s leading financial groups, offers a wide range of services, including retail banking and commercial banking. Its stock price declined as the company reported weaker-than-expected third- and fourth-quarter 2017 earnings results. Its earnings declined in 2017’s final quarter primarily due to weaker net interest income. Although non-performing loans rose compared to the previous quarter, provision charges declined. Net income for 2017 as a whole, however, recorded positive growth.

Largan Precision is a major Taiwan-based lens manufacturer. Its products have a wide range of applications and are used in cameras, automobile sensors and mobile phones, including Apple’s iPhones. Its stock was hampered by the company’s outlook for weaker sales amid expectations of soft demand for iPhone 8 and X, concerns about market-share loss to competitors and the growing use of hybrid lens. The company, however, reported an improvement in fourth-quarter 2017 gross margins, compared with the third quarter.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the US dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. This can have a negative effect on Fund performance. Conversely, when the US dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 28, 2018, the US dollar declined in value relative to many currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-US currency exposure. However, one cannot expect the same result in future periods.

During the period, our continued search for investments we considered attractive led us to increase the Fund’s holdings in Mexico and Peru. In sector terms, we made some purchases in telecommunication services and industrials.3 Key purchases included a new investment in China Mobile, a leading Chinese wireless telecommunication services provider. We also increased the Fund’s holdings in the aforementioned Banco Santander Mexico and in Ping An Bank, a major Chinese bank.

Top 10 Holdings
2/28/18
Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	7.1%
Naspers Ltd. Media, South Africa	7.0%
Brilliance China Automotive Holdings Ltd. Automobiles, China	6.5%
Taiwan Semiconductor Manufacturing Co. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	5.5%
Alibaba Group Holding Ltd. Internet Software & Services, China	4.5%
LUKOIL PJSC Oil, Gas & Consumable Fuels, Russia	3.9%
Tencent Holdings Ltd. Internet Software & Services, China	3.3%
Unilever PLC Personal Products, UK	2.9%
Compania de Minas Buenaventura SA Metals & Mining, Peru	2.8%
ICICI Bank Ltd. Banks, India	2.6%

Conversely, raising funds for income and capital gain distributions, as well as the availability of opportunities we considered to be more attractively priced, led us to reduce the Fund’s investments in Thailand and Indonesia. Additionally, we made some sales in China, Russia, Hong Kong, Brazil and India. In sector terms, we reduced holdings in consumer discretionary and materials and made some sales in energy.4 Key sales included closing the Funds position in Tata Chemicals, one of India’s largest chemical companies. We also reduced the Fund’s investments in Brilliance China Automotive Holdings, a Chinese automobile manufacturer, and South Korea-based SK Hynix, a leading global semiconductor manufacturer.

3. The telecommunication services sector comprises wireless telecommunication services in the SOI. The industrials sector comprises construction and engineering, industrial conglomerates and transportation infrastructure in the SOI.

4. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; internet and direct marketing retail; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI. The materials sector comprises chemicals and metals and mining in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

4	Semiannual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

Thank you for your continued participation in Templeton Emerging Markets Fund. We look forward to serving your future investment needs.

Sincerely,

Chetan Sehgal, CFA Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

franklintempleton.com	Semiannual Report	5

TEMPLETON EMERGING MARKETS FUND

Performance Summary as of February 28, 2018

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/181

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
6-Month	+9.12%	+9.99%	+9.12%	+9.99%
1-Year	+31.62%	+34.73%	+31.62%	+34.73%
5-Year	+18.08%	+19.35%	+3.38%	+3.60%
10-Year	+34.25%	+39.47%	+2.99%	+3.38%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Distributions (9/1/17–2/28/18)

Net Investment Income	Long-Term Capital Gain	Total
$0.2491	$0.8687	$1.1178

See page 7 for Performance Summary footnotes.

6	Semiannual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency volatility, economic instability, and social and political developments of countries where the Fund invests. Emerging markets are subject to all of the risks of foreign investing generally and involve heightened risks due to these markets’ smaller size and lesser liquidity, and lack of established legal, political, business and social frameworks to support securities markets. Some of these heightened risks may include political and social uncertainty (for example, regional conflicts and risk of war); pervasiveness of corruption and crime in these countries’ economic systems; delays in settling portfolio securities transactions; risk of loss arising out of the system of share registration and custody used in these countries; greater sensitivity to interest rate changes; currency and capital controls; currency exchange rate volatility; and inflation, deflation or currency devaluation. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

The Fund may invest in eligible China A shares (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program, as well as eligible China A shares listed and traded on the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect program (collectively, “Stock Connect”) and may invest in China Interbank bonds traded on the China Interbank Bond Market (“CIBM”) through the China-Hong Kong Bond Connect program (“Bond Connect”).

Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, investors in Stock Connect Securities are generally subject to Chinese securities regulations and the listing rules of the respective Exchange, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Fund’s ability to invest in Stock Connect Securities. Trading in the Stock Connect program is subject to trading, clearance and settlement procedures that are untested in China, which could pose risks to the Fund. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of ultimate investors (such as the Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. In addition, enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China have limited experience in applying the concept of beneficial ownership. Bond Connect uses the trading infrastructure of both Hong Kong and China and is not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect.

The application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect and Bond Connect programs, are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

The Fund may also invest a portion of its assets in Russian securities. The US and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. Such sanctions could adversely affect Russia’s economy, possibly forcing the economy in to a recession. These risks could affect the value of the Fund’s portfolio.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 10/31/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

franklintempleton.com	Semiannual Report	7

TEMPLETON EMERGING MARKETS FUND

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board previously authorized the Fund to repurchase up to 10% of the Fund’s outstanding shares in open-market transactions, at the discretion of management. This authorization remains in effect.

In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances.

In the Notes to Financial Statements section, please see note 2 (Shares of Beneficial Interest) for additional information regarding shares repurchased.

Amended Fundamental Investment Restriction Regarding Investments in Commodities

At the Fund’s reconvened Annual Meeting of Shareholders held on March 29, 2018, shareholders approved a proposal to amend the Fund’s fundamental investment restriction regarding investments in commodities as follows: [The Fund may not:] Purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

Amended Fundamental Investment Restriction Regarding Lending

At the Fund’s reconvened Annual Meeting of Shareholders held on March 29, 2018, shareholders approved a proposal to amend the Fund’s fundamental investment restriction regarding investments in lending as follows: [The Fund may not:] Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

Approval of a Change to the Fund’s Status from Diversified to Non-Diversified

At the Fund’s reconvened Annual Meeting of Shareholders held on March 29, 2018, shareholders approved a proposal to change the Fund’s status from diversified to non-diversified. As a “non-diversified” fund, the Fund could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a “diversified” fund. The Investment Manager and the Board believe that the flexibility of the Fund to make more concentrated investments (i.e., to be able to invest to a greater extent in the securities of one or more issuers than if the Fund remained diversified) will benefit the Fund.

8	Semiannual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

Financial Highlights

	Six Months Ended February 28, 2018 (unaudited)	Year Ended August 31,
		2017	2016	2015	2014		2013

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.32	$13.92	$13.34	$20.91	$18.98		$19.24

Income from investment operations:
Net investment income[a]	0.03	0.16	0.19	0.21	0.29	[b]	0.26
Net realized and unrealized gains (losses)	1.59	4.39	1.67	(6.60)	3.33		(0.06)
Total from investment operations	1.62	4.55	1.86	(6.39)	3.62		0.20
Less distributions from:
Net investment income	(0.25)	(0.20)	(0.31)	(0.31)	(0.44)		(0.29)
Net realized gains	(0.87)	—	(0.97)	(0.87)	(1.25)		(0.17)
Total distributions	(1.12)	(0.20)	(1.28)	(1.18)	(1.69)		(0.46)
Repurchase of shares	0.02	0.05	—	—	—	[c]	— [c]
Net asset value, end of period	$18.84	$18.32	$13.92	$13.34	$20.91		$18.98
Market value, end of period[d]	$16.94	$16.45	$12.56	$11.56	$19.13		$17.27

Total return (based on market value per share)[e]	9.99%	33.10%	22.57%	(34.94)%	21.47%		0.96%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.36%	1.37%	1.39%	1.37%	1.36%		1.37%
Expenses net of waiver and payments by affiliates	1.35%	1.37% [g,h]	1.38%	1.37% [h]	1.36%	[h]	1.37%
Net investment income	0.27%	1.03%	1.49%	1.19%	1.49%	[b]	1.25%

Supplemental data
Net assets, end of period (000’s)	$327,663	$321,004	$250,642	$240,289	$376,574		$342,418
Portfolio turnover rate	5.96%	20.38%	42.16%	18.92%	12.42%		6.21%

aBased on average daily shares outstanding.

bNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.27%.

cAmount rounds to less than $0.01 per share.

dBased on the last sale on the New York Stock Exchange.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	9

TEMPLETON EMERGING MARKETS FUND

Statement of Investments, February 28, 2018 (unaudited)

		Industry	Shares	Value
	Common Stocks 94.3%
	Brazil 2.9%
[a]	B2W Cia Digital	Internet & Direct Marketing Retail	131,700	$965,098
	B3 SA - Brasil Bolsa Balcao	Capital Markets	35,300	278,577
	Cia Hering	Specialty Retail	414,700	2,938,009
	Lojas Americanas SA	Multiline Retail	395,760	1,584,771
	M. Dias Branco SA	Food Products	109,200	2,012,486
	Mahle-Metal Leve SA	Auto Components	104,000	743,212
	Totvs SA	Software	94,300	887,099

				9,409,252

	Cambodia 0.2%
	NagaCorp Ltd.	Hotels, Restaurants & Leisure	730,000	666,015

	China 22.6%
[a]	Alibaba Group Holding Ltd., ADR	Internet Software & Services	79,668	14,829,402
[a]	Baidu Inc., ADR	Internet Software & Services	8,019	2,023,514
	Brilliance China Automotive Holdings Ltd.	Automobiles	7,876,900	21,237,369
	China Mobile Ltd.	Wireless Telecommunication Services	285,000	2,673,030
	China Petroleum & Chemical Corp., H	Oil, Gas & Consumable Fuels	4,995,000	4,021,045
	CNOOC Ltd.	Oil, Gas & Consumable Fuels	1,885,000	2,745,865
	COSCO Shipping Ports Ltd.	Transportation Infrastructure	441,788	429,597
	Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	370,500	530,556
	NetEase Inc., ADR	Internet Software & Services	10,205	2,993,637
	Ping An Bank Co. Ltd., A	Banks	2,615,200	4,977,557
	Ping An Insurance (Group) Co. of China Ltd., A	Insurance	376,474	4,026,950
	Tencent Holdings Ltd.	Internet Software & Services	197,500	10,907,238
	Uni-President China Holdings Ltd.	Food Products	2,548,300	2,181,666
	Weifu High-Technology Co. Ltd., B	Auto Components	294,712	642,074

				74,219,500

	Czech Republic 0.3%
	Moneta Money Bank AS	Banks	243,000	980,681

	Hong Kong 1.1%
	Dairy Farm International Holdings Ltd.	Food & Staples Retailing	122,900	1,038,505
	MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	426,000	1,254,710
	Win Hanverky Holdings Ltd.	Textiles, Apparel & Luxury Goods	11,592,800	1,185,063

				3,478,278

	Hungary 1.0%
	Richter Gedeon Nyrt	Pharmaceuticals	141,930	3,133,527

	India 5.1%
	Bajaj Holdings & Investment Ltd.	Diversified Financial Services	27,729	1,158,125
	Coal India Ltd.	Oil, Gas & Consumable Fuels	218,098	1,033,967
	Glenmark Pharmaceuticals Ltd.	Pharmaceuticals	246,607	2,059,344
	ICICI Bank Ltd.	Banks	1,757,254	8,441,340
	Infosys Ltd.	IT Services	124,596	2,240,473
	Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	51,810	758,400
[a]	Tata Motors Ltd., A	Automobiles	333,003	1,056,561

				16,748,210

	Indonesia 3.4%
	Astra International Tbk PT	Automobiles	9,561,600	5,617,310
	Bank Danamon Indonesia Tbk PT	Banks	9,619,785	4,619,176
	Perusahaan Gas Negara (Persero) Tbk PT	Gas Utilities	3,961,000	769,434

				11,005,920

10	Semiannual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Industry	Shares	Value
	Common Stocks (continued)
	Kenya 0.4%
	Equity Group Holdings Ltd.	Banks	2,939,100	$1,289,842

	Mexico 1.6%
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander, ADR	Banks	652,137	4,610,608
	Nemak SAB de CV	Auto Components	1,131,700	807,821

				5,418,429

	Nigeria 0.0%†
	Nigerian Breweries PLC	Beverages	132,031	49,911

	Pakistan 1.2%
	MCB Bank Ltd.	Banks	1,924,810	3,788,278

	Peru 3.2%
	Compania de Minas Buenaventura SA, ADR	Metals & Mining	590,085	9,175,822
b	Intercorp Financial Services Inc., Reg S	Banks	34,920	1,450,227

				10,626,049

	Philippines 0.2%
	BDO Unibank Inc.	Banks	260,750	779,920

	Russia 9.9%
	Gazprom PJSC, ADR	Oil, Gas & Consumable Fuels	556,944	2,786,948
	LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	190,666	12,793,688
a,b	Mail.Ru Group Ltd., GDR, Reg S	Internet Software & Services	140,028	5,024,205
	MMC Norilsk Nickel PJSC, ADR	Metals & Mining	88,000	1,753,840
	Sberbank of Russia PJSC, ADR	Banks	275,408	5,632,093
a	Yandex NV, A	Internet Software & Services	109,621	4,504,327

				32,495,101

	South Africa 8.0%
	Massmart Holdings Ltd.	Food & Staples Retailing	247,733	3,423,671
	Naspers Ltd., N	Media	82,414	22,858,904

				26,282,575

	South Korea 15.5%
	Daelim Industrial Co. Ltd.	Construction & Engineering	36,787	2,516,127
	Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	8,190	752,685
	Hankook Tire Co. Ltd.	Auto Components	17,600	957,192
	Hanon Systems	Auto Components	206,707	2,381,768
	Hite Jinro Co. Ltd.	Beverages	51,520	1,044,799
	Hyundai Development Co-Engineering & Construction	Construction & Engineering	103,130	3,593,446
	Interpark Holdings Corp.	Internet & Direct Marketing Retail	110,746	421,611
	KT Skylife Co. Ltd.	Media	59,360	714,067
	LG Corp.	Industrial Conglomerates	21,505	1,708,760
	Naver Corp.	Internet Software & Services	3,492	2,584,783
	POSCO	Metals & Mining	14,899	4,964,777
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	10,699	23,205,954
	SK Hynix Inc.	Semiconductors & Semiconductor Equipment	56,560	4,004,100
	SK Innovation Co. Ltd.	Oil, Gas & Consumable Fuels	9,597	1,817,949

				50,668,018

	Taiwan 10.3%
	Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	265,000	3,128,041
	FIT Hon Teng Ltd.	Electronic Equipment, Instruments
		& Components	1,173,700	662,892
	Hon Hai Precision Industry Co. Ltd.	Electronic Equipment, Instruments
		& Components	2,110,140	6,185,671

franklintempleton.com	Semiannual Report	11

TEMPLETON EMERGING MARKETS FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Industry	Shares	Value
	Common Stocks (continued)
	Taiwan (continued)
	Largan Pre cision Co. Ltd.	Electronic Equipment, Instruments & Components	16,000	$1,967,485
	PChome Online Inc.	Internet Software & Services	400,282	2,176,132
	Pegatron Corp.	Technology Hardware, Storage & Peripherals	707,000	1,768,325
	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	2,177,000	17,983,605

				33,872,151

	Thailand 3.7%
	Kasikornbank PCL, fgn	Banks	583,800	4,299,733
	Kiatnakin Bank PCL, fgn	Banks	893,200	2,211,733
	PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	454,047	1,664,839
	Siam Commercial Bank PCL, fgn	Banks	406,700	1,923,756
	Thai Beverage PCL, fgn	Beverages	2,347,000	1,479,388
	Univanich Palm Oil PCL, fgn	Food Products	1,835,500	530,256

				12,109,705

	United Kingdom 2.9%
	Unilever PLC	Personal Products	184,143	9,466,502

	United States 0.8%
a	IMAX Corp.	Media	124,108	2,618,679

	Total Common Stocks (Cost $193,238,203)			309,106,543

c	Participatory Notes (Cost $1,536,163) 0.5%
	Saudi Arabia 0.5%
	HSBC Bank PLC, Saudi Basic Industries Corp., 1/19/21	Chemicals	56,699	1,581,376

	Preferred Stocks 3.9%
	Brazil 3.9%
[d]	Banco Bradesco SA, 3.212%, ADR, pfd	Banks	492,516	5,880,641
[d]	Itau Unibanco Holding SA, 5.922%, ADR, pfd	Banks	434,798	6,769,805

	Total Preferred Stocks (Cost $3,742,799)			12,650,446

	Total Investments before Short Term Investments (Cost $198,517,165)			323,338,365

	Short Term Investments (Cost $2,758,378) 0.8%

	Money Market Funds 0.8%
	United States 0.8%
[e,f]	Institutional Fiduciary Trust Money Market Portfolio, 1.02%		2,758,378	2,758,378

	Total Investments (Cost $201,275,543) 99.5%			326,096,743
	Other Assets, less Liabilities 0.5%			1,566,092

	Net Assets 100.0%			$327,662,835

12	Semiannual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

See Abbreviations on page 22.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At February 28, 2018, the aggregate value of these securities was $6,474,432, representing 2.0% of net assets.

cSee Note 1(c) regarding Participatory Notes.

dVariable rate security. The rate shown represents the yield at period end.

eSee Note 3(c) regarding investments in affiliated management investment companies.

fThe rate shown is the annualized seven-day yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements.	| Semiannual Report	13

TEMPLETON EMERGING MARKETS FUND

Financial Statements

Statement of Assets and Liabilities

February 28, 2018 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$198,517,165
Cost - Non-controlled affiliates (Note 3c)	2,758,378

Value - Unaffiliated issuers	$323,338,365
Value - Non-controlled affiliates (Note 3c)	2,758,378
Receivables:
Investment securities sold	1,113,704
Dividends	1,170,814
Foreign tax refund	8,855

Total assets	328,390,116

Liabilities:
Payables:
Fund shares repurchased	169,097
Management fees	314,348
Custodian fees	52,602
Deferred tax	161,148
Accrued expenses and other liabilities	30,086

Total liabilities	727,281

Net assets, at value	$327,662,835

Net assets consist of:
Paid-in capital	$202,472,848
Distributions in excess of net investment income	(2,432,797)
Net unrealized appreciation (depreciation)	124,653,093
Accumulated net realized gain (loss)	2,969,691

Net assets, at value	$327,662,835

Shares outstanding	17,393,642

Net asset value per share	$18.84

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended February 28, 2018 (unaudited)

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$2,638,455
Non-controlled affiliates (Note 3c)	17,341

Total investment income	2,655,796

Expenses:
Management fees (Note 3a)	2,051,002
Transfer agent fees	27,456
Custodian fees (Note 4)	53,229
Reports to shareholders	15,465
Registration and filing fees	14,416
Professional fees.	36,400
Trustees’ fees and expenses	10,155
Other	14,357

Total expenses	2,222,480
Expenses waived/paid by affiliates (Note 3c)	(7,743)

Net expenses	2,214,737

Net investment income	441,059

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	10,214,946
Foreign currency transactions	4,267

Net realized gain (loss)	10,219,213

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	17,913,247
Translation of other assets and liabilities denominated in foreign currencies	(6,929)
Change in deferred taxes on unrealized appreciation	(141,029)

Net change in unrealized appreciation (depreciation)	17,765,289

Net realized and unrealized gain (loss)	27,984,502

Net increase (decrease) in net assets resulting from operations	$28,425,561

*Foreign taxes withheld on dividends	$293,879

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

TEMPLETON EMERGING MARKETS FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended February 28, 2018 (unaudited)	Year Ended August 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$ 441,059	$ 2,822,153
Net realized gain (loss)	10,219,213	16,242,150
Net change in unrealized appreciation (depreciation)	17,765,289	61,124,634
Net increase (decrease) in net assets resulting from operations	28,425,561	80,188,937
Distributions to shareholders from:
Net investment income	(4,345,445)	(3,501,659)
Net realized gains	(15,154,108)	—
Total distributions to shareholders	(19,499,553)	(3,501,659)
Capital share transactions from - repurchase of shares (Note 2)	(2,267,251)	(6,324,882)
Net increase (decrease) in net assets	6,658,757	70,362,396
Net assets:
Beginning of period	321,004,078	250,641,682
End of period	$327,662,835	$321,004,078
Undistributed net investment income included in net assets:
End of period	$ —	$ 1,471,589
Distributions in excess of net investment income included in net assets:
End of period	$ (2,432,797)	$ —

16	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Emerging Markets Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use

franklintempleton.com	Semiannual Report	17

TEMPLETON EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

of independent pricing services. At February 28, 2018, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in certain foreign markets without registering with the market regulator. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 28, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

18	Semiannual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At February 28, 2018, there were an unlimited number of shares authorized (without par value). During the periods ended February 28, 2018 and August 31, 2017 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 691,465 shares. Transactions in the Fund’s shares were as follows:

	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	Shares	Amount	Shares	Amount
Shares repurchased	(132,718)	$(2,267,251)	(483,100)	$(6,324,882)
Weighted average discount of market price to net asset value of shares repurchased		11.12%		11.99%

franklintempleton.com	Semiannual Report	19

TEMPLETON EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

For the period ended February 28, 2018, the annualized gross effective investment management fee rate was 1.250% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended February 28, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.02%	3,296,567	34,854,059	(35,392,248)	2,758,378	$2,758,378	$17,341	$ —	$ —

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2018, there were no credits earned.

20	Semiannual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5. Income Taxes

At February 28, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$204,055,012

Unrealized appreciation	$132,554,926
Unrealized depreciation	(10,513,195)

Net unrealized appreciation (depreciation)	$122,041,731

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2018, aggregated $19,399,018 and $38,018,693, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia’s economy, possibly forcing the economy into a recession. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. These risks could affect the value of the Fund’s portfolio. While the Fund holds securities of certain issuers impacted by the sanctions, existing investments do not presently violate the applicable terms and conditions of the sanctions. The sanctions currently do not affect the Fund’s ability to sell the securities held in the Fund. At February 28, 2018, the Fund had 9.9% of its net assets invested in Russia.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical financial instruments

• Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

franklintempleton.com	Semiannual Report	21

TEMPLETON EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. Fair Value Measurements (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement. Additionally, at February 28, 2018, due to market events, the Fund employed fair value procedures to value a portion of its holdings. Such procedures resulted in a temporary transfer of financial instruments valued at $33,209,259 from Level 1 to Level 2 within the fair value hierarchy.

A summary of inputs used as of February 28, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Taiwan	$662,892	$33,209,259	$—	$33,872,151
All Other Equity Investments	287,884,838	—	—	287,884,838
Participatory Notes	—	1,581,376	—	1,581,376
Short Term Investments	2,758,378	—	—	2,758,378
Total Investments in Securities	$291,306,108	$34,790,635	$—	$326,096,743

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

22	Semiannual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

Annual Meeting of Shareholders

March 1, 2018 and Reconvened on March 15, 2018 and March 29, 2018 (unaudited)

The Annual Meeting of Shareholders of Templeton Emerging Markets Fund (the “Fund”) was held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on March 1, 2018 and reconvened on March 15, 2018 and March 29, 2018. The purpose of the meeting was to elect four Trustees of the Fund, to approve an amended fundamental investment restriction regarding investments in commodities, to approve an amended fundamental investment restriction regarding lending, to approve a change to the Fund’s status from diversified to non-diversified and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2018. At the reconvened meeting held on March 29, 2018, the following persons were elected by the shareholders to serve as Trustees of the Fund: Ann Torre Bates, David W. Niemiec, Larry D. Thompson and Robert E. Wade.* The proposals to approve an amended fundamental investment restriction regarding investments in commodities, to approve an amended fundamental investment restriction regarding lending, to approve a change to the Fund’s status from diversified to non-diversified and the ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2018 were approved by shareholders. No other business was transacted at the meeting with respect to the Fund.

The results of the voting at the Annual Meeting are as follows:

1. Election of four Trustees:

Term Expiring 2021	For	% of Outstanding Shares	% of Shares Present	Withheld	% of Outstanding Shares	% of Shares Present

Ann Torre Bates	11,466,302	65.73%	85.61%	1,926,877	11.05%	14.39%
David W. Niemiec	11,456,749	65.68%	85.54%	1,936,430	11.10%	14.46%
Larry D. Thompson	11,507,425	65.97%	85.92%	1,885,755	10.81%	14.08%
Robert E. Wade	11,460,529	65.70%	85.57%	1,932,651	11.08%	14.43%

There were no broker non-votes received with respect to this item.

2. To approve an amended fundamental investment restriction regarding investments in commodities:

	Shares Voted	% of Outstanding Shares	% of Shares Present

For	9,617,320	55.13%	71.81%
Against	1,989,944	11.41%	14.86%
Abstain	154,662	0.89%	1.15%

There were 1,631,254 broker non-votes received with respect to this item.

*Harris J. Ashton, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig and Constantine D. Tseretopoulos are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

franklintempleton.com	Semiannual Report	23

TEMPLETON EMERGING MARKETS FUND

ANNUAL MEETING OF SHAREHOLDERS

3. To approve an amended fundamental investment restriction regarding lending:

	Shares Voted	% of Outstanding Shares	% of Shares Present
For	9,519,457	54.57%	71.08%
Against	2,070,056	11.87%	15.46%
Abstain	172,411	0.99%	1.29%

There were 1,631,254 broker non-votes received with respect to this item.

4. To approve a change to the Fund’s status from diversified to non-diversified:

	Shares Voted	% of Outstanding Shares	% of Shares Present
For	9,029,564	51.76%	67.42%
Against	2,574,931	14.76%	19.23%
Abstain	157,430	0.90%	1.18%

There were 1,631,254 broker non-votes received with respect to this item.

5. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2018:

	Shares Voted	% of Outstanding Shares	% of Shares Present
For	12,960,694	74.30%	96.77%
Against	302,725	1.74%	2.26%
Abstain	129,751	0.74%	0.97%

24	Semiannual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, share dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to American Stock Transfer and Trust Company, LLC (the “Plan Administrator”) and sent to American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 Attention: Templeton Emerging Markets Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at the current market price and send a check to the participant for the net proceeds.

For more information, please see the Plan’s Terms & Conditions located at the back of this report.

franklintempleton.com	Semiannual Report	25

TEMPLETON EMERGING MARKETS FUND

Transfer Agent

American Stock Transfer and Trust Company, LLC

P.O. Box 922, Wall Street Station

New York, NY 10269-560

(800) 416-5585

www.astfinancial.com

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or saving account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.astfinancial.com or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at American Stock Transfer and Trust Company, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact American Stock Transfer and Trust Company, LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Emerging Markets Fund are traded on the New York Stock Exchange under the symbol “EMF.” Information about the net asset value and the market price is available at franklintempleton.com.

For current information about dividends and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to American Stock Transfer and Trust Company, LLC’s web site at www.astfinancial.com and follow the instruction.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list, by writing Templeton Emerging Markets Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

26	Semiannual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com	Semiannual Report	27

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

1. American Stock Transfer and Trust Company, LLC (“AST”), will act as Plan Administrator and will open an account for participating shareholders (“participant”) under the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) in the same name as that in which the participant’s present shares are registered, and put the Plan into effect as of the first record date for a dividend or capital gains distribution after AST receives the authorization duly executed by such participant.

2. Whenever Templeton Emerging Markets Fund (the “Fund”) declares a distribution from capital gains or an income dividend payable in either cash or shares of the Fund (“Fund shares”), if the market price per share on the valuation date equals or exceeds the net asset value per share, participants will receive such dividend or distribution entirely in Fund shares, and AST shall automatically receive such Fund shares for participant accounts including aggregate fractions. The number of additional Fund shares to be credited to participant accounts shall be determined by dividing the equivalent dollar amount of the capital gains distribution or dividend payable to participating holders by the net asset value per share of the Fund shares on the valuation date, provided that the Fund shall not issue such shares at a price lower than 95% of the current market price per share. The valuation date will be the payable date for such distribution or dividend.

3. Whenever the Fund declares a distribution from capital gains or an income dividend payable only in cash, or if the Fund’s net asset value per share exceeds the market price per share on the valuation date, AST shall apply the amount of such dividend or distribution payable to participants to the purchase of Fund shares on the open market (less their pro rata share of trading fees incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If, before AST has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by AST may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value per share. Such purchases will be made promptly after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of the Federal securities laws.

4. A participant has the option of submitting additional payments to AST, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments may be made electronically through AST at www.astfinancial.com or by check payable to “American Stock Transfer and Trust Company, LLC” and sent to American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Emerging Markets Fund. AST shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market, as discussed below in paragraph 6. AST shall make such purchases promptly on approximately the 15th of each month or, during a month in which a dividend or distribution is paid, beginning on the dividend payment date, and in no event more than 30 days after receipt, except where necessary to comply with provisions of the Federal securities laws. Any voluntary payment received less than two business days before an investment date shall be invested during the following month unless there are more than 30 days until the next investment date, in which case such payment will be returned to the participant. AST shall return to the participant his or her entire voluntary cash payment upon written notice of withdrawal received by AST not less than 48 hours before such payment is to be invested. Such written notice shall be sent to AST by the participant, as discussed below in paragraph 14.

5. For all purposes of the Plan: (a) the market price of the Fund’s shares on a particular date shall be the last sale price on the New York Stock Exchange on that date if a business day and if not, on the preceding business day, or if there is no sale on such Exchange on such date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date, and (b) net asset value per share of the Fund’s shares on a particular date shall be as determined by or on behalf of the Fund.

6. Open market purchases provided for above may be made on any securities exchange where Fund shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as AST shall determine. Participant funds held by AST uninvested will not bear interest, and it is understood that, in any event, AST shall have no liability in connection with any inability to purchase Fund shares within 30 days after the payable date for any dividend or distribution as herein provided, or with the timing of any purchases effected. AST shall have no responsibility as to the value of the Fund shares acquired for participant accounts. For the purposes of purchases in the open market, AST may aggregate purchases with those of other participants, and the average price (including trading fees) of all shares purchased by AST shall be the price per share allocable to all participants.

7. AST will hold shares acquired pursuant to this Plan, together with the shares of other participants acquired pursuant to this Plan, in its name or that of its nominee. AST will forward to participants any proxy solicitation material and will vote any shares so held for participants only in accordance with the proxies returned by participants to the Fund. Upon written request, AST will deliver to participants, without charge, a certificate or certificates for all or a portion of the full shares held by AST.

8. AST will confirm to participants each acquisition made for an account as soon as practicable but not later than ten business days after the date thereof. AST will send to participants a detailed account statement showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record for the account. Although participants may from time to time have an undivided fractional interest (computed to three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to participant accounts. In the event of termination of an account under the Plan, AST will adjust for any such undivided fractional interest in cash at the market price of the Fund’s shares on the date of termination.

9. Any share dividends or split shares distributed by the Fund on shares held by AST for participants will be credited to participant accounts. In the event that the Fund makes available to its shareholders transferable rights to purchase additional Fund shares or other securities, AST will sell such rights and apply the proceeds of the sale to the purchase of additional Fund shares for the participant accounts. The shares held for participants under the Plan will be added to underlying shares held by participants in calculating the number of rights to be issued.

10. AST’s service charge for capital gains or income dividend purchases will be paid by the Fund when shares are issued by the Fund or purchased on the open market. AST will deduct a $5.00 service charge from each voluntary cash payment. Participants will be charged a pro rata share of trading fees on all open market purchases.

11. Participants may withdraw shares from such participant’s account or terminate their participation under the Plan by notifying AST in writing. Such withdrawal or termination will be effective immediately if notice is

28	Not part of the semiannual report	franklintempleton.com

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

received by AST not less than two days prior to any dividend or distribution record date; otherwise such withdrawal or termination will be effective after the investment of any current dividend or distribution or voluntary cash payment. The Plan may be terminated by AST or the Fund upon 90 days’ notice in writing mailed to participants. Upon any withdrawal or termination, AST will cause a certificate or certificates for the full shares held by AST for participants and cash adjustment for any fractional shares (valued at the market value of the shares at the time of withdrawal or termination) to be delivered to participants, less any trading fees. Alternatively, a participant may elect by written notice to AST to have AST sell part or all of the shares held for him and to remit the proceeds to him. AST is authorized to deduct a $15.00 service charge and a $0.12 per share trading fee for this transaction from the proceeds. If a participant disposes of all shares registered in his name on the books of the Fund, AST may, at its option, terminate the participant’s account or determine from the participant whether he wishes to continue his participation in the Plan.

12. These terms and conditions may be amended or supplemented by AST or the Fund at any time or times, except when necessary or appropriate to comply with applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority, only by mailing to participants appropriate written notice at least 90 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by participants unless, prior to the effective date thereof, AST receives written notice of the termination of a participant account under the Plan. Any such amendment may include an appointment by AST in its place and stead of a successor Plan Administrator under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by AST under these terms and conditions. Upon any such appointment of a Plan Administrator for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Administrator, for a participant’s account, all dividends and distributions payable on Fund shares held in a participant’s name or under the Plan for retention or application by such successor Plan Administrator as provided in these terms and conditions.

13. AST shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but shall assume no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by AST’s negligence, bad faith or willful misconduct or that of its employees.

14. Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given or made by the participant to AST shall be in writing addressed to American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Emerging Markets Fund, or www.astfinancial.com or such other address as AST shall furnish to the participant, and shall have been deemed to be given or made when received by AST.

15. Any notice or other communication which by any provision of the Plan is required to be given by AST to the participant shall be in writing and shall be deemed to have been sufficiently given for all purposes by being deposited postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on AST’s records. The participant agrees to notify AST promptly of any change of address.

16. These terms and conditions shall be governed by and construed in accordance with the laws of the State of New York and the rules and regulations of the U.S. Securities and Exchange Commission, as they may be amended from time to time.

franklintempleton.com	Not part of the semiannual report	29

Semiannual Report

Templeton Emerging Markets Fund

Investment Manager

Templeton Asset Management Ltd.

Transfer Agent

American Stock Transfer & Trust Co., LLC

6201 15th Avenue

Brooklyn, NY 11219

Toll Free Number: (800) 416-5585

Hearing Impaired Number: (866) 703-9077

International Phone Number: (718) 921-8124

www.astfinancial.com

Fund Information

(800) DIAL BEN® / 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	TLEMF S 04/18

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Frank J. Crothers, David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Templeton Asset Management Ltd. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a Proxy Service) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. For most proxy proposals, the investment manager’s evaluation should result in the same position being taken for all Funds. In some cases, however, the evaluation may result in a Fund voting differently, depending upon the nature and objective of the Fund, the composition of its portfolio and other factors. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund’s board or a committee of the board with the investment manager’s recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund’s board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors. The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues. The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access. In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager’s proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the investment manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the investment manager’s intended vote is not correctly submitted; (ix) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities. From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Program	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (9/1/17 - 9/30/17)	9,201.000	16.54	9,201.000	17,526,360.00
Month #2 (10/1/17 - 10/31/17)	3,690.000	16.99	3,690.000	17,517,159.00
Month #3 (11/1/17 - 11/30/17)	68,888.000	17.22	68,888.000	17,513,469.00
Month #4 (12/1/17 - 12/31/17)	5,800.000	15.93	5,800.000	17,444,581.00
Month #5 (1/1/18 - 17/31/18)	12,601.000	17.60	12,601.000	17,438,781.00
Month #6 (2/1/18 - 2/28/18)	32,538.000	16.96	32,538.000	17,426,180.00
Total	132,718.000		132,718.000	17,393,642.00

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective February 26, 2013, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 691,465 shares.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS FUND

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	April 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	April 26, 2018

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date	April 26, 2018